WARRANT CERTIFICATE

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE ACT, AND ANY OTHER APPLICABLE SECURITIES LAWS, UNLESS THE HOLDER SHALL HAVE OBTAINED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SECURITIES PURCHASE AGREEMENT, DATED AUGUST 18, 2004 BETWEEN THE COMPANY AND THE REGISTERED OWNER OF SUCH SECURITIES (OR SUCH OWNER’S PREDECESSOR IN INTEREST). THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT WITHOUT CHARGE UPON WRITTEN REQUEST OF THE HOLDER OF THIS CERTIFICATE.”

235,225 Warrants

PALATIN TECHNOLOGIES, INC.

COMMON STOCK PURCHASE WARRANT CERTIFICATE

THE WARRANTS EVIDENCED BY THIS CERTIFICATE

ARE NOT EXERCISABLE AFTER 5:00 P.M.,

NEW YORK CITY TIME, ON

August 18, 2007

      THIS CERTIFIES THAT:

KING PHARMACEUTICALS, INC., or its registered assigns, is the registered holder (the “Registered Holder”) of the number of Warrants set forth above, each of which represents the right to purchase from Palatin Technologies, Inc., a Delaware corporation (the “Company”), 235,225 fully paid and nonassessable shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company, exercisable on one or more occasions, in whole or in part, at the initial exercise price of $4.25 per Warrant, as adjusted from time to time (the “Exercise Price”) at any time prior to the Expiration Date (as hereinafter defined), by surrendering this Warrant Certificate, with the Form of Election to Purchase duly executed at the principal office of the Company and by paying in full the Exercise Price, plus transfer taxes, if any. The term “Warrants” as used herein shall include this Warrant Certificate, and any warrants delivered in substitution or exchange therefor as provided herein. Payment of the Exercise Price shall be made in United States currency, by cash, certified or official bank check, checks, money order or wire transfer of commercially available funds payable to the order of the Company.
This Warrant Certificate is issued under and in accordance with the Securities Purchase Agreement (the “Purchase Agreement”), dated as of August 18, 2004, between the Company and the Registered Holder, and is subject to the terms and provisions contained in the Purchase Agreement. Article 6 of the Purchase Agreement governs the registration rights of the shares of Common Stock underlying the Warrants. Unless otherwise defined herein, the capitalized terms used herein shall have the meaning assigned to such terms in the Purchase Agreement.

As soon as practicable after the date of exercise of any Warrants, the Company shall issue, or cause the transfer agent for the Common Stock, if any, to issue a certificate or certificates for the number of full shares of Common Stock to which the Registered Holder is entitled as a result of its exercise of the Warrant, registered in accordance with the instructions set forth in the Form of Election to Purchase. All shares of Common Stock issued upon the exercise of any Warrant shall be validly authorized and issued, fully paid and nonassessable, and free from all taxes, liens and charges created by the Company in respect of the issue thereof. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on the date of exercise of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate for shares of Common Stock. As of the date of exercise, the holder of such shares of Common Stock shall, among other things, be entitled to vote such shares of Common Stock or to consent or to receive notice as a stockholder of the Company.

In the event that less than all of the Warrants represented by a Warrant Certificate are exercised, the Company shall execute and mail, by first-class mail, within 30 days of the date of exercise, to the Registered Holder, or such other person as shall be designated in the Form of Election to Purchase, a new Warrant Certificate evidencing the right to purchase the shares of Common Stock representing the unexercised portion of the Warrant which shall be in all other respects identical to the Warrant Certificate. In no event shall a fraction of a Warrant be exercised, and the Company shall distribute no Warrant Certificates representing fractions of Warrants. Final fractions of shares shall be treated as provided for herein.

The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants, or a portion thereof, such number of its authorized but unissued shares of Common Stock as is sufficient to permit the exercise in full of all outstanding Warrants.

Subject to the provisions hereof, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

    (a)        In case the Company shall at any time after the date hereof (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide or convert the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares or otherwise increase or decrease the number of issued shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of shares of Common Stock issuable upon exercise of the Warrants in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Registered Holder of the Warrants after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrants had been exercised immediately prior to such time, such Registered Holders would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

    (b)        In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the Current Market Price per share of Common Stock (as determined below) on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock so issued or to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to Warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued and the Exercise Price shall also be adjusted for any subsequent adjustment or other change to the number of shares of Common Stock issuable upon exercise, exchange or conversion of such rights, options, warrants or other securities. Notwithstanding anything to the contrary contained herein, no adjustment shall be made to the Exercise Price until any condition to the vesting of such rights, options or warrants shall be fulfilled or satisfied (and than only with respect to the portion thereof which shall have vested). In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation. If any event occurs of the type contemplated by the provisions of this paragraph but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights or other rights with equity features), then the board of directors of the Company shall make an appropriate adjustment in the Exercise Price so as to equitably protect the rights of holders of this Warrant.

    (c)        In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash (other than any cash dividend which, together with any cash dividends paid within the twelve (12) months prior to the record date for such distribution, does not exceed 5% of the Current Market Price at the record date for such distribution) or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to the foregoing paragraph, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

For the purpose of any computation under this Warrant, the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the five (5) consecutive trading days immediately preceding the date in question. The closing price for each day shall be (a) the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange or market system (including, for purposes hereof, the AMEX on which the Common Stock is listed for trading), (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange or market system, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc. or a similar organization if AMEX is no longer reporting such information, or (c) if on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by AMEX or any similar organization, as determined by reference to the “Pink Sheets” published by the National Quotation Bureau or, if not so published, by such other method of determining the market value of a share of Common Stock, as the board of directors of the Company shall in good faith from time to time deem to be fair, whose determination shall be conclusive absent manifest error shall be used.

No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Warrant are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Warrant shall be made to the nearest cent or to the nearest one thousandth of a share, as the case may be.

In any case in which this Warrant Certificate shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Registered Holder, if the Registered Holder has exercised a Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Registered Holder a due bill or other appropriate instrument evidencing the Registered Holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

Upon each adjustment of the Exercise Price as a result of the calculations made pursuant to (b) and (c) above the Warrants shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (A) the product obtained by multiplying the number of shares purchasable upon exercise of the Warrants prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price by (B) the Exercise Price in effect after such adjustment of the Exercise Price.

In case of any capital reorganization, other than in the cases referred to above, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the kind and number of shares of stock or other securities or property to which the Registered Holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization or for relevant record date for such entitlement. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Registered Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as practicable, in relation to any shares or other property thereafter deliverable upon exercise of Warrant. The Company shall not effect any such Reorganization, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Registered Holder of any warrant certificate such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions. Notwithstanding anything to the contrary contained herein, in the event of sale or conveyance or other transfer of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise any Warrant shall terminate thirty (30) days after the Company gives written notice to each Registered Holder that such sale or conveyance of other transfer has been consummated.

In case of any reclassification or change of the shares of Common Stock issuable upon exercise of the Warrant, including, without limitation, in any reorganization (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Registered Holder of the Warrant shall have the right thereafter to receive upon exercise of the Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification or change by the Registered Holder of the number of shares of Common Stock for which the Warrant might have been exercised immediately prior to such reclassification or change and the term “Common Stock” shall thereafter include, without limitation, such stock and other securities or right to cash distribution. Thereafter, appropriate provision shall be as nearly equivalent as practicable to the adjustments in this Warrant. The above provisions of this paragraph shall similarly apply to successive reclassifications and changes of shares of Common Stock.

Notwithstanding anything to the contrary herein contained, in the event of a transaction contemplated by the prior paragraph in which the surviving, continuing, successor, or purchasing corporation demands that all outstanding Warrant be extinguished prior to the closing date of the contemplated transaction, the Company shall give prior notice (the “Merger Notice”) thereof to the Registered Holder advising it of such transaction. The Registered Holder shall have ten (10) days after the date of the Merger Notice to elect to (i) exercise the Warrant in the manner provided herein or (ii) receive from the surviving, continuing, successor, or purchasing corporation, with respect to outstanding Warrant, the same consideration receivable by a Registered Holder of the number of shares of Common Stock for which the Warrant might have been exercised immediately prior to such consolidation, merger, sale, or purchase reduced by such amount of the consideration as has a market value equal to the exercise price of the Warrant, as determined by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error. If a Registered Holder fails to timely notify the

Company of its election, it shall be deemed for all purposes to have elected the option set forth in (ii) above. Any amounts receivable by a Registered Holder who has elected the option set forth in (ii) above shall be payable at the same time as amounts payable to stockholders in connection with any such transaction.

Whenever the Exercise Price is adjusted as provided in this Warrant, the Company will promptly obtain a certificate of the chief financial officer of the Company setting forth the Exercise Price as so adjusted and a brief statement of the facts accounting for such adjustment. Whenever any adjustment is made pursuant to this Warrant, the Company shall cause notice of such adjustment to be mailed to the Registered Holder within fifteen (15) days thereafter, such notice to include in reasonable detail (i) the events precipitating the adjustment, (ii) the computation of any adjustments, and (iii) the Exercise Price, the number of shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such adjustment.

        In no event shall the Exercise Price be adjusted below the par value per share of the Common Stock.

        In case at any time the Company shall propose:

    (a)        to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

    (b)        to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

(c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described above; or

(d) to effect any liquidation, dissolution, or winding-up of the Company;

then, in each such case, the Company shall cause notice of such proposed action to be mailed to the Registered Holder of a warrant certificate. Such notice shall be mailed, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of receiving such payment or offer or at least ten (10) days prior to the earlier of the date upon which such action is to take place or any record date to determine holders of Common Stock entitled to receive such securities or other property, as the case may be.

Whenever any adjustment is made pursuant to this Warrant, the Company shall cause notice of such adjustment to be mailed to each Registered Holder of a Warrant Certificate within fifteen (15) days thereafter, such notice to include in reasonable detail (i) the events precipitating the adjustment, (ii) the computation of any adjustments, and (iii) the Exercise Price, the number of shares or the securities or other property purchaseable upon exercise of each Warrant after giving effect to such adjustment.

Irrespective of any adjustments pursuant to this Warrant, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments.

The Company shall not be required upon the exercise of any Warrant to issue fractional shares of Common Stock which may result from adjustments in accordance with this Warrant to the Exercise Price or number of shares of Common Stock purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Registered Holder, the number of full shares of Common Stock which shall be deliverable shall be computed based on the number of shares deliverable in exchange for the aggregate number of Warrant exercised. With respect to any final fraction of a share called for upon the exercise of any Warrant or portion thereof, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price of a share of Common Stock calculated in accordance with this Warrant.

The Registered Holder hereby agrees not to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights (collectively, a “Disposition”) with respect to the Warrants or the Common Stock underlying the Warrants or any other securities of the Company issued in respect of the Warrants or the Common Stock underlying the Warrants (by way of stock split, stock dividend or other distribution, recapitalization or otherwise) (collectively, “Securities”) now owned or hereafter acquired directly by the Registered Holder or with respect to which such Registered Holder has or hereafter acquires the power of Disposition, otherwise than with the prior written consent of the Company. The foregoing restrictions shall commence on the date hereof and end on the one-year anniversary of the date hereof (the “Lock-up Period”). The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction that is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities. The Registered Holder also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of Securities held by the Registered Holder except in compliance with the foregoing restrictions.

No Warrant may be exercised after 5:00 P.M., New York City time, on the expiration date (the “Expiration Date”) which will be August 18, 2007. The Warrant evidenced hereby shall thereafter become void.

No Warrant Certificate shall entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company.

If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company in its discretion may execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate for the whole or partial Warrant represented by the Warrant Certificate so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Warrant Certificate, and of the ownership thereof, and indemnity, if requested, all satisfactory to the Company. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges incidental thereto as the Company may prescribe. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

Prior to the latest time at which the Warrant may be exercised, subject to any applicable laws, rules or regulations restricting transferability, Warrant Certificates, subject to the provisions hereof, may be split up, combined or exchanged for other Warrant Certificates representing a like Warrant, or portion thereof or may be transferred in whole or in part. Any holder desiring to split up, combine or exchange a Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Company at its principal office and shall surrender the Warrant Certificate or Warrant Certificates so to be split up, combined or exchanged at said office with the Form of Assignment. Upon any such surrender for split up, combination, exchange or transfer, the Company shall execute and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested in the Form of Assignment. The Company may require the Registered Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination, exchange or transfer of Warrant Certificates prior to the issuance of any new Warrant Certificate.

Any Warrant Certificate surrendered upon the exercise of Warrant or for split up, combination, exchange or transfer, or purchased or otherwise acquired by the Company, shall be canceled and shall not be reissued by the Company; and, except as otherwise provided herein in case of the exercise of less than all of the Warrant evidenced by a Warrant Certificate or in case of a split up, combination, exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such canceled Warrant Certificate. Any Warrant Certificate so canceled shall be destroyed by the Company.

Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and with every other holder of a Warrant Certificate that:

    (a)        transfer of the Warrant Certificates shall be registered on the books of the Company only if surrendered at the principal office of the Company, duly endorsed or accompanied by a proper instrument of transfer; and

    (b)        prior to due presentment for registration of transfer, the Company may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrant evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

        The laws of the State of New York shall govern this Warrant Certificate.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

PALATIN TECHNOLOGIES, INC.,

By:_________________________

FORM OF

ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise of the Warrant represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrant, and requests that certificates for such shares be issued and delivered as follows:

   ISSUETO:

(NAME)

(ADDRESS, INCLUDING ZIP CODE)

   at

(SOCIAL SECURITY OR OTHER TAX IDENTIFYING NUMBER)

   DELIVERTO:

(NAME)

   at

(ADDRESS, INCLUDING ZIP CODE)

If the portion of the Warrants hereby exercised is less than the full Warrant represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of full Warrant not exercised be issued and delivered as set forth below.

In full payment of the purchase price with respect to the Warrant exercised and transfer taxes, if any, the undersigned hereby tenders payment of $ by cash, certified or official bank check or money order payable in United States currency to the order of the Company.

      Dated: __________

(Insert Social Security or other identifying number of holder)	(Signature of registered holder)

(Signature of registered holder, if co-owned)

NOTE:	Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the Warrant, [or potion thereof], set forth below:

Name of Assignee	Address	Portion of Warrant

and does hereby irrevocably constitute and appoint Attorney to make such transfer on the books of Palatin Technologies, Inc. maintained for that purpose, with full power of substitution in the premises.

   Dated: __________

(Insert Social Security or other identifying number of holder)	(Signature of registered holder)

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)